SUPPLEMENT DATED AUGUST 1, 2025
             TO THE PROSPECTUS DATED APRIL 28, 2025
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         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                     FS VARIABLE SEPARATE ACCOUNT
                  Polaris Platinum III Variable Annuity
               Polaris Platinum O-Series Variable Annuity
              Polaris Preferred Solution Variable Annuity
              Polaris Retirement Protector Variable Annuity

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Effective on or about August 1, 2025, the principal executive office and home office address of The United States Life Insurance Company in the City of New York ("US Life") will be changed to 1133 Avenue of the Americas,
33rd Floor, New York, NY 10036. All references in the prospectus to the
US Life address are hereby replaced accordingly.








              Please keep this supplement with your prospectus.